Articles of Incorporation

(PURSUANT TO NRS 78)

STATE OF NEVADA

Secretary of State

Filing fee:
Receipt #:

(For filing office use) (For filing office use)

IMPORTANT: Read instructions on reverse side before completing this form.
TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION: ASIA PROPERTIES, INC.
2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent: The Corporation Trust Company of Nevada

Street Address: One (Street No.) East First Street, (Street Name) Reno, Nevada (City) 89501 (Zip)

3. SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value: 50,000,000 Par Value: $0.001 Number of shares without par value: 0
4. GOVERNING BOARD: Shall be styled as (check one): X Directors ____ Trustees
The FIRST BOARD OF DIRECTORS shall consist of 1 members and the names and addresses are as follows (attach additional pages if necessary):

Name	Address	City/State/Zip
Gary Killoran	1954 Windfall Avenue	Henderson NV 89012

5. PURPOSE (optional - see reverse side): The purpose of the corporation shall be:
6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0.
7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (signature must be notarized) (Attach additional pages if there are more than two incorporators.)

Name (print): Christie L. Gomez
Address: 818 W. Seventh St., 2nd Fl. City/State/Zip: Los Angeles CA 90017
Signature: [signature]

State of California County of Los Angeles
This instrument was acknowledged before me on April 6, 1998, by Christie L. Gomez (Name of Person)
as incorporator of ASIA PROPERTIES, INC. (name of party on behalf of whom instrument was executed)
see attached sheet
Notary Public Signature Yadira H. Garcia
(affix notary stamp or seal)

Name (print): Katrina M. Reyes
Address: 818 W. Seventh St., 2nd Fl. City/State/Zip: Los Angeles CA 90017
Signature: [signature]

State of California County of Los Angeles
This instrument was acknowledged before me on April 6, 1998, by Katrina M. Reyes (Name of Person)
as incorporator of ASIA PROPERTIES, INC. (name of party on behalf of whom instrument was executed)
see attached sheet
Notary Public Signature Yadira H. Garcia
(affix notary stamp or seal)

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT
The Corporation Trust Company of Nevada hereby accepts appointment as Resident Agent for the above named corporation.
The Corporation Trust Company of Nevada By: [signature] Stephanie A. Brody

Signature of Resident Agent (Assistant Secretary)

April 6, 1998
Date

(REV. - 103 - 11/8/95)

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of Los Angeles

On April 6, 1998 (Date) before me, Yadira H. Garcia, Notary Public (Name and Title of Officer (e.g., "Jane Doe, Notary Public")),

personally appeared Christie L. Gomez and Katrina M. Reyes (Name(s) of Signer(s)),

☒ personally known to me – OR – ☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

YADIRA H. GARCIA
Commission # 1141078
Notary Public — California
Los Angeles County
My Comm. Expires Jun 2, 2001

WITNESS my hand and official seal.

[signature]
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Articles of Incorporation of Asia Properties, Inc.

Document Date: April 6, 1998 Number of Pages: 1

Signer(s) Other Than Named Above: ____________

Capacity(ies) Claimed by Signer(s)

Signer's Name: Christie L. Gomez

- ☐ Individual
- ☐ Corporate Officer
  Title(s): ____________
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney-in-Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☒ Other: Incorporator

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

Signer Is Representing:
C T CorporationSystem

Signer's Name: Katrina M. Reyes

- ☐ Individual
- ☐ Corporate Officer
  Title(s): ____________
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney-in-Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☒ Other: Incorporator

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

Signer Is Representing:
C T Corporation System